                              LOOMIS SAYLES FUNDS

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              LOOMIS SAYLES FUNDS
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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Notes:

August  , 2000

                  Dear Shareholders:

                    Loomis, Sayles & Company, L.P. is pleased to inform you
                  that our parent company, Nvest Companies, L.P. (Nvest), has
  [Photo of       agreed to be acquired by France's Caisse des Depots Group's
Daniel J. Fuss]   investment management arm--CDC Asset Management (CDC AM).

  A special meeting of shareholders will be held on October , 2000. The purpose of the meeting is to vote on a new Advisory Agreement for each fund since the current agreements will end when Nvest is acquired by the new parent company, CDC AM.

  We would like to take this opportunity to emphasize that our investment independence and autonomy will continue uninterrupted. As a shareholder, we want to assure you that the transaction is not expected to result in any changes in our management, investment philosophy, operating procedures or client service functions.

  Enclosed you will find a proxy statement and a "Proposal Overview" that provide information on the proposal and information about how to cast your vote. Please read the entire proxy statement prior to voting since the summary is meant to be a brief overview for your reference.

  If you have any questions or would like additional information before you vote, please call us at (800) 633-3330.

Sincerely,

Daniel J. Fuss
President,
Loomis Sayles Funds

                               PROPOSAL OVERVIEW

  Below is an overview of proposals for shareholder vote. Your vote is important to us. Please read the entire enclosed proxy statement prior to voting. We appreciate your interest in Loomis Sayles Funds and look forward to serving you in the future.

What is the proposal?

  To approve a new Advisory Agreement for each Fund

What is the purpose of an Advisory Agreement?

  An Advisory Agreement provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

Why are the Trustees proposing a new Advisory Agreement for each Fund?

  The current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. (Nvest) is acquired by a new parent company, CDC AM Asset Management (CDC AM). Under the Investment Company Act of 1940, the advisory agreements of mutual funds automatically terminate when an investment advisor or its parent company undergo a change of ownership.

Why do you need my vote?

  Under the Investment Company Act of 1940, a Fund cannot enter into a new Advisory Agreement unless the shareholders of that Fund vote to approve the new agreement.

Will the advisory fee rate change?

  No change in advisory fee rate is being proposed.

When will the acquisition take place?

  The acquisition is expected to take place before the end of the year. The acquisition will occur only if various conditions are met including certain government approvals and approval by vote of the unit holders of Nvest and Nvest, L.P.

How will the acquisition affect my fund account(s)?

  As a mutual fund shareholder, you will continue to receive the same high level of service and disciplined investment management to which you have become accustomed. The acquisition is not expected to result in any changes in Loomis Sayles management, investment philosophy, operating procedures or client service functions. As a firm, Loomis Sayles stands to benefit from the worldwide support of an institution of the quality of CDC AM.

Tell me more about CDC AM.

  CDC AM is part of one of the most important diversified financial organizations in Europe whose affiliates include France's largest insurance firm and its second largest network of savings banks.

How can I vote?

By mail. Vote, sign and return the enclosed proxy card

By telephone. Call (877) PRX-VOTE

By Internet. Visit http://www.eproxyvote.com/lsbdx

Preliminary Proxy Materials

                              Loomis Sayles Funds
                             One Financial Center
                               Boston, MA 02111

                     Loomis Sayles Aggressive Growth Fund
                            Loomis Sayles Bond Fund
                            Loomis Core Value Fund
                      Loomis Sayles Emerging Markets Fund
                        Loomis Sayles Global Bond Fund
                     Loomis Sayles Global Technology Fund
                           Loomis Sayles Growth Fund
                         Loomis Sayles High Yield Fund
                 Loomis Sayles Intermediate Maturity Bond Fund
                    Loomis Sayles International Equity Fund
                   Loomis Sayles Investment Grade Bond Fund
                        Loomis Sayles Managed Bond Fund
                       Loomis Sayles Mid-Cap Value Fund
                       Loomis Sayles Municipal Bond Fund
                          Loomis Sayles Research Fund
                      Loomis Sayles Short-Term Bond Fund
                      Loomis Sayles Small Cap Growth Fund
                      Loomis Sayles Small Cap Value Fund
                      Loomis Sayles U.S. Government Fund
                         Loomis Sayles Worldwide Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                                October 5, 2000

  A special meeting of the shareholders of each Fund will be held on October
5, 2000 at        Eastern Time at the offices of Loomis Sayles Funds on the
34th floor of One Financial Center, Boston, Massachusetts, for these purposes:

    1. To approve a new Advisory Agreement with Loomis, Sayles & Company, L.P., for each Fund.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 7, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Trustees,

                                             Sheila M. Barry
                                             Secretary
August 18, 2000


 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                              Loomis Sayles Funds
                             One Financial Center
                               Boston, MA 02111

                     Loomis Sayles Aggressive Growth Fund
                            Loomis Sayles Bond Fund
                            Loomis Core Value Fund
                      Loomis Sayles Emerging Markets Fund
                        Loomis Sayles Global Bond Fund
                     Loomis Sayles Global Technology Fund
                           Loomis Sayles Growth Fund
                         Loomis Sayles High Yield Fund
                 Loomis Sayles Intermediate Maturity Bond Fund
                    Loomis Sayles International Equity Fund
                   Loomis Sayles Investment Grade Bond Fund
                        Loomis Sayles Managed Bond Fund
                       Loomis Sayles Mid-Cap Value Fund
                       Loomis Sayles Municipal Bond Fund
                          Loomis Sayles Research Fund
                      Loomis Sayles Short-Term Bond Fund
                      Loomis Sayles Small Cap Growth Fund
                      Loomis Sayles Small Cap Value Fund
                      Loomis Sayles U.S. Government Fund
                         Loomis Sayles Worldwide Fund
                                 (the "Funds")

  The Trustees of Loomis Sayles Funds (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a special meeting of shareholders of each Fund (the "Meeting"). The Meeting will be held
on October 5, 2000    Eastern time at the offices of Loomis Sayles Funds on
the 34th Floor, One Financial Center, Boston, MA 02111. The meeting notice, this Proxy Statement and proxy cards are being sent on or about August 18, 2000 to shareholders of record at the close of business on August 7, 2000 (the "Record Date").

  The only item of business that the Trustees expect will come before the Meeting is approval of a new Advisory Agreement (Management Agreement in the case of the Managed Bond Fund) for each Fund (each Fund's "New Advisory

Agreement") with Loomis, Sayles & Company, L.P. (the "Adviser"). As explained below, the proposed New Advisory Agreement for each Fund is identical (except for its date) to the Advisory Agreement currently in effect for that Fund (each Fund's "Current Advisory Agreement").

  The reason the Trustees are proposing the New Advisory Agreement for each Fund is that the Current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC AM Asset Management ("CDC AM," with the acquisition being referred to as the "Acquisition"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act") provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Adviser can continue to manage each Fund following the Acquisition on the same terms as are now in effect.

  The Acquisition will be consummated only if certain conditions are satisfied (or waived by the parties if permitted by law). These conditions include, among others, certain government approvals of the Acquisition and approval of the Acquisition by vote of the unitholders of Nvest and Nvest, L.P., Nvest's advising general partner. Nvest currently expects that the consummation of the Acquisition will occur during the fourth calendar quarter of 2000, but the Acquisition could be delayed. If the Acquisition is not consummated, the New Advisory Agreements would not be needed because the automatic termination of the Current Advisory Agreements would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreements. No change in advisory fee rate is being proposed for any of the Funds.

  Shareholders of each Fund will vote with regard to the New Advisory Agreement only for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Trustees unanimously recommend that the shareholders of each Fund vote to approve the New Advisory Agreement for that Fund.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory

Agreement will be the date of the consummation of the Acquisition (the "Closing Date"). Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B to this Proxy Statement contains the form of the New Advisory Agreements. The terms of the Current Advisory Agreements and the New Advisory Agreements are substantially the same as the form of New Advisory Agreement in Appendix B, except for (1) provisions regarding certain payments to brokers or dealers for certain of the Funds (See "Certain Brokerage Matters" below), (2) the names of the Funds, (3) the dates of the Agreements and (4) the fee rates. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the New Advisory Agreements you should read Appendixes A and B.

  Each New Advisory Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each New Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the Closing Date). After that, it will continue in effect from year to year as long as its continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Adviser (these Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

  Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment," as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the Acquisition).

  In addition, each New Advisory Agreement will automatically terminate if the Adviser requires the relevant Fund to change its name so as to eliminate all references to the words "Loomis" or "Sayles," unless the continuance of such New Advisory Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees, including a majority of the Independent Trustees.

  Each New Advisory Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                    Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on August 7, 2000 to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

  In making this determination, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

  . the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory Agreements);

  . the scope and quality of the services that the Adviser has been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Adviser by the Funds and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Adviser that have similar investment objectives);

  . the total expense ratios of the Funds and of similar funds managed by other advisers;

  . the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Funds to affiliates of the Adviser for other services (see Appendix D to this Proxy Statement for more information about this compensation); these services are expected to continue after the approval of the New Advisory Agreements.

  In addition to reviewing the aforementioned types of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the Acquisition. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Adviser that the acquisition not change the investment approach or process used by the Adviser in managing the Funds;

  . representations of senior executives of the Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Adviser as a result of the Acquisition, and representations of the Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the Acquisition;

  . certain actions taken by CDC AM, Nvest and the Adviser intended to help retain and provide incentives to key personnel of Nvest and the Adviser;

  . assurances from the Adviser that it has no plans, as a result of or in connection with the Acquisition, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds; and

  . the general reputation and the financial resources of CDC AM and its parent organizations.

  In addition, the Trustees considered that the agreement relating to the Acquisition provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of the Adviser's parent as a result of the Acquisition) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No change in the current board of Loomis Sayles Funds is required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any

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

arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

 Information About the Ownership of the Adviser and the CDC AM/Nvest
  Transaction

  The Adviser is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Adviser General Partner"). Robert J. Blanding is the principal executive officer of the Adviser. His principal occupation is Chairman and Chief Executive Officer of the Adviser. The address of the Adviser and the Adviser General Partner is One Financial Center, Boston, MA 02111. The address of Mr. Blanding is 555 California Street, San Francisco, CA 94104. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately 48% of the limited partnership interests in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Adviser, to acquire limited partnership units of Nvest, L.P.) If the Acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of

Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Loomis Sayles Funds' trustees and officers who have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Advisory Agreement for that Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for that Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of Loomis Sayles Funds will receive certain material payments or benefits if the transaction occurs. The transaction will result in automatic termination of the Current Advisory Agreements. If for some reason the transaction does not occur, and the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the Acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% French state owned. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before the Acquisition, even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction as described previously, but not below $34 per unit).

  Certain Relationships and Interests of Loomis Sayles Funds Trustees and Officers. Daniel J. Fuss, a Trustee and officer of Loomis Sayles Funds, and the persons listed on Appendix F are officers of Loomis Sayles Funds; and are also officers or employees of the Adviser, directors of the Adviser General Partner or directors of Nvest Corporation (collectively, the "Adviser Affiliates"). Some of the Adviser Affiliates, including Mr. Fuss, are participants in the Loomis Sayles Equity Sharing Plan, which entitles them to a share of the profits earned by Loomis Sayles under certain circumstances. Some of the Adviser Affiliates, including Mr. Fuss, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. In addition, the Merger Agreement provides that, in connection with CDC AM's acquisition of Nvest, certain Adviser Affiliates, including Mr. Fuss, would enter into ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement would generally restrict an employee from competing with the Adviser and soliciting clients of the Adviser and would provide for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Adviser Affiliates would receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Adviser Affiliate must remain employed by the Adviser and must agree to refrain from competing with the Adviser and soliciting clients of the Adviser.

 Certain Brokerage Matters

  In their consideration of the New Advisory Agreements, the Trustees took into account the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser. The Adviser has informed the Trustees that it does not expect to change these practices as a result of the Acquisition. The following is a summary of these practices.

  In placing orders for the purchase and sale of portfolio securities for each Fund, the Adviser always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of the Adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  The Adviser selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds, other than the Loomis Sayles Emerging Markets Fund, the Loomis Sayles High Yield Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that the Adviser believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Adviser's expenses. Such services may be used by the Adviser in servicing other client accounts and, in some cases, may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  Loomis Sayles Emerging Markets Fund, Loomis Sayles Global Technology Fund, Loomis Sayles High Yield Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Worldwide Fund. In placing orders for the purchase and sale of securities for the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Global Technology Fund, the Loomis Sayles High Yield Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, the Adviser follows the same policies as for the other Funds except that the Adviser may cause these Funds to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for these Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Trust and its other clients. The Adviser's authority to cause these Funds to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

 Other Information

  Principal Underwriter's Address. The address of the Funds' principal underwriter, Loomis Sayles Distributors, L.P., an affiliate of the Adviser, is One Financial Center, Boston, MA 02111.

  Fund Annual and Semi-Annual Reports. The Funds have previously sent their Annual and Semi-Annual Reports dated September 30, 1999 and March 31, 2000, respectively to shareholders. You can obtain a copy of these Reports without charge by writing to Loomis Sayles Funds, One Financial Center, Boston, MA 02111, or by calling (800) 633-3330.

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser or of Nvest and its affiliated companies. In addition, D.F. King & Co., Inc., has been engaged to
assist in the solicitation of proxies, at an estimated cost of $    .

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement(s). You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of Loomis Sayles Funds, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by Loomis Sayles Funds as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of any Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. Any lesser number shall be sufficient for adjournments. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. For each Fund, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

  Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. An adjournment as to any Fund requires the affirmative vote of a majority of the shares of that Fund that are voted when such adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement. If sufficient favorable votes have been received at the time of the Meeting in connection with any of Loomis Sayles Funds, action will be taken with respect to those Fund(s), and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Fund(s).

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. Loomis Sayles Funds does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before Loomis Sayles Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                              LOOOMIS SAYLES FUNDS

                                                  Description
                                                   of Trustee
                                                     Action
                                                   Regarding
                                                    Current
                                                    Advisory
                                                   Agreement
                                                     Since      Date of Last Submission
                                         Date of   Beginning      of Current Advisory
                                         Current   of Fund's   Agreement for Shareholder
                          Advisory Fee  Advisory  Last Fiscal   Approval and Reason for
Name of Fund              Rate Schedule Agreement     Year            Submission
------------              ------------- --------- ------------ -------------------------
Loomis Sayles Aggressive       .75%     8/30/96   Approved       11/21/95 approved
Growth                                            continuation   new advisory initial
                                                                 agreement due to an
                                                                 assignment

Loomis Sayles Bond Fund        .60%     8/30/96   Approved       11/21/95 approved
                                                  continuation   new advisory
                                                                 agreement due to an
                                                                 assignment

Loomis Core Value Fund         .50%     8/30/96   Approved       11/21/95 approved
                                        amended   continuation   new advisory
                                        12/1/96*                 agreement due to an
                                                                 assignment

Loomis Sayles Emerging        1.25%     11/1/99   None           None
Markets Fund

Loomis Sayles Global          0.65%     8/30/96   Approved       11/21/95 approved
Bond Fund                               amended   continuation   new advisory
                                        12/1/96*                 agreement due to an
                                                                 assignment

Loomis Sayles Global          1.00%     12/1/99   None           None
Technology Fund

Loomis Sayles Growth          0.50%     8/30/96   Approved       11/21/95 approved
Fund                                    amended   continuation   new agreement due to
                                        12/1/96                  an assignment

Loomis Sayles High Yield       .60%     8/30/96   Approved       11/21/95 approved
Fund                                              continuation   new advisory
                                                                 agreement due to an
                                                                 assignment

Loomis Sayles                  .40%     8/30/96   Approved       11/21/95 approved
Intermediate Maturity                             continuation   new advisory
Bond Fund                                                        agreement due to an
                                                                 assignment

Loomis Sayles                  .75%     8/30/96   Approved       11/21/95 approved
International Equity                    amended   continuation   new advisory
Fund                                    12/1/96*                 agreement due to an
                                                                 assignment

Loomis Sayles Investment       .60%     8/30/96   Approved       11/21/95 approved
Grade Bond Fund                         amended   continuation   new advisory
                                        12/1/96*                 agreement due to an
                                                                 assignment

Loomis Sayles Mid-Cap          .75%     12/30/96  Approved       None
Value Fund                                        continuation

                                                                      Appendix A

                              LOOOMIS SAYLES FUNDS

                                                    Description
                                                     of Trustee
                                                       Action
                                                     Regarding
                                                      Current
                                                      Advisory
                                                     Agreement
                                                       Since      Date of Last Submission
                                       Date of       Beginning      of Current Advisory
                          Advisory     Current       of Fund's   Agreement for Shareholder
                          Fee Rate     Advisory     Last Fiscal   Approval and Reason for
Name of Fund              Schedule    Agreement         Year            Submission
------------              -------- ---------------- ------------ -------------------------
Loomis Sayles Municipal     .40%   8/30/96          Approved       11/21/95 approved
Bond Fund                          amended          continuation   new advisory
                                   12/1/96*                        agreement due to an
                                                                   assignment

Loomis Sayles Research      .75%   8/1/00           Approved       None
Fund

Loomis Sayles Short-Term    .25%   8/30/96          Approved       11/21/95 approved
Bond Fund                          amended          continuation   new advisory
                                   12/1/96*                        agreement due to an
                                                                   assignment

Loomis Sayles Small Cap     .75%   8/30/96          Approved       11/21/95 approved
Value Fund                         as amended       continuation   new advisory
                                   12/1/96*                        agreement due to an
                                                                   assignment

Loomis Sayles Small cap     .75%   12/30/96         Approved       None
Growth Fund                                         continuation

Loomis Sayles U.S.          .30%   Amended and      Approved       None
Government Fund                    Restated 12/1/98 continuation

Loomis Sayles Worldwide     .75%   8/30/96          Approved       11/21/95 approved
Fund                               amended          continuation   new advisory
                                   12/1/96                         agreement due to an
                                                                   assignment

Loomis Sayles Managed       .60%   8/26/98          Approved       None
Bond Fund                                           continuation

-----------
* Advisory Agreement amended to reduce the annual rate of compensation paid to the Adviser.

                                                                      Appendix B

                     FORM OF INVESTMENT ADVISORY AGREEMENTS

                                TO BE PROVIDED.

                                                                      Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISER

  The Adviser acts as investment adviser or sub-adviser to the following mutual funds that have investment objectives similar to those of the Funds, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                                Adviser's
                                              Net Assets                       Relationship
                     Name of Other Fund(s)     of Other                          to Fund
                              with             Funds at                        (Adviser or
   Name of Fund        Similar Objectives    June 30, 2000      Fee Rate       Sub-Adviser)
   ------------      ---------------------   -------------      --------       ------------
Loomis Sayles       None                              N/A  N/A                 N/A
Aggressive Growth
Fund

Loomis Sayles Bond  Loomis Sayles Managed    $ 25,983,013  .60% on all assets  Adviser
Fund                Bond Fund

                    Maxim Series Fund,       $194,104,320  .30% on all asset   Sub-Adviser
                    Inc.--Maxim Loomis
                    Sayles Corporate Bond
                    Portfolio

                    Loomis Sayles Investment $387,709,745  .50% on all assets  Adviser
                    Trust--Loomis Sayles
                    Fixed Income Fund

                    The Managers Funds--Bond $ 39,775,657  .25% on all assets  Sub-Adviser
                    Fund

                    Loomis Sayles            $ 55,450,961  .60% on all assets  Adviser
                    International Funds,
                    plc--Loomis Sayles Bond
                    Fund

Loomis Sayles Core  Nvest Funds Trust I--    $  5,658,486  0.535% on the first Sub-Adviser
Value Fund          Nvest Star Value Fund (1               $200 million
                    segment)                               0.35% on the next
                                                           $300 million
                                                           0.30% on such
                                                           assets in excess of
                                                           $500 million

Loomis Sayles       None                          N/A      N/A                 N/A
Emerging Markets
Fund

                                                                                Adviser's
                                              Net Assets                       Relationship
                     Name of Other Fund(s)     of Other                          to Fund
                              with             Funds at                        (Adviser or
   Name of Fund        Similar Objectives    June 30, 2000      Fee Rate       Sub-Adviser)
   ------------      ---------------------   -------------      --------       ------------
Loomis Sayles       None                          N/A      N/A                 N/A
Global Bond Fund

Loomis Sayles       None                          N/A      N/A                 N/A
Global Technology
Fund

Loomis Sayles       None                          N/A      N/A                 N/A
Growth Fund

Loomis Sayles High  Loomis Sayles Investment $ 33,434,222  .60% on all assets  Adviser
Yield Fund          Trust--Loomis Sayles
                    High Yield Fixed Income

                    Metropolitan Series,     $ 69,521,720  .50% on all assets  Sub-Adviser
                    Inc.--Loomis Sayles High
                    Yield Portfolio

                    Loomis Sayles            $ 62,823,319  .60% on all assets  Adviser
                    International Funds,
                    plc--Loomis Sayles High
                    Yield Fund

Loomis Sayles       None                          N/A      N/A                 N/A
Intermediate
Maturity Fund

Loomis Sayles       Nvest Funds Trust I--    $124,902,990  .40% on the first   Sub-Adviser
International       Nvest International                    $200 million
Equity Fund         Equity Fund                            .35% on amounts in
                                                           excess of $200
                                                           million

                    Nvest Funds Trust I--    $  9,891,576  0.65% on the first  Sub-Adviser
                    Nvest Star Worldwide                   $50 million
                    Fund (1 segment)                       0.60% on the next
                                                           $50 million
                                                           0.55% on such
                                                           assets in excess of
                                                           $100 million

                                                                                  Adviser's
                                                Net Assets                       Relationship
                      Name of Other Fund(s)      of Other                          to Fund
                               with              Funds at                        (Adviser or
   Name of Fund         Similar Objectives    June 30, 2000       Fee Rate       Sub-Adviser)
   ------------       ---------------------   -------------       --------       ------------
Loomis Sayles        Loomis Sayles Investment $  155,403,239 .60% on all assets  Adviser
Investment Grade     Trust--Loomis Sayles
Bond Fund            Investment Grade Fixed
                     Income Fund

Loomis Sayles        Loomis Sayles Bond Fund  $1,719,168,650 .60% on all assets  Adviser
Managed Bond Fund

                     Maxim Series Fund,                      .30% on all assets  Sub-Adviser
                     Inc.--Maxim Loomis
                     Sayles Corporate Bond
                     Fund

                     Loomis Sayles Investment $  387,709,745 .50% on all assets  Adviser
                     Trust--Loomis Sayles
                     Fixed Income Fund

                     The Managers Funds--Bond $   39,775,657 .25% on all assets  Sub-Adviser
                     Fund

                     Loomis Sayles            $   55,450,961 .60% on all assets  Adviser
                     International Funds,
                     plc--Loomis Sayles Bond
                     Fund

Loomis Sayles Mid-   None                          N/A       N/A                 N/A
Cap Value Fund

Loomis Sayles        None                          N/A       N/A                 N/A
Municipal Fund

Loomis Sayles        None                          N/A       N/A                 N/A
Research Fund

Loomis Sayles Short  None                          N/A       N/A                 N/A
Bond Fund

                                                                                 Adviser's
                                               Net Assets                       Relationship
                      Name of Other Fund(s)     of Other                          to Fund
                               with             Funds at                        (Adviser or
   Name of Fund         Similar Objectives    June 30, 2000      Fee Rate       Sub-Adviser)
   ------------       ---------------------   -------------      --------       ------------
Loomis Sayles Small  Nvest Funds Trust I--    $   7,979,795 .55% on the first   Sub-Adviser
Cap Growth Fund      Nvest Star Small Cap                   $50 million
                     Fund                                   .50% on such assets
                     (1 segment)                            in excess of $50
                                                            million

                     New England Zenith       $ 450,024,818 .55% of the first   Sub-Adviser
                     Fund--Loomis Sayles                    $25 million
                     Small Cap Series                       .50% of the next
                                                            $75 million
                                                            .45% of the next
                                                            $100 million
                                                            .40% of amounts in
                                                            excess of $200
                                                            million

                     Loomis Sayles Investment $ 123,511,528 .75% on all assets  Sub-Adviser
                     Trust--Loomis Sayles
                     Small Company Growth
                     Fund

Loomis Sayles Small  Nvest Funds Trust I--    $  27,686,858 .55% of the first   Sub-Adviser
Cap Value Fund       Nvest Star Advisers Fund               $50 million
                     (1 segment)                            .50% on the such
                                                            assets in excess of
                                                            $50 million

                     Maxim Series Fund,                     .50% on the first   Subadviser
                     Inc.--Maxim Loomis                     $10 million
                     Sayles Small Cap Value                 .45% on the next
                     Portfolio                              $15 million
                                                            .40% on the next
                                                            $75 million
                                                            .30% on all amounts
                                                            over $100 million

                     New England Zenith       $ 450,024,818 .55% of the first   Subadviser
                     Fund--Loomis Sayles                    $25 million
                     Small Cap Series                       .50% of the next
                                                            $75 million
                                                            .45% of the next
                                                            $100 million
                                                            .40% of amounts in
                                                            excess of $200
                                                            million

                                                                                Adviser's
                                              Net Assets                       Relationship
                     Name of Other Fund(s)     of Other                          to Fund
                              with             Funds at                        (Adviser or
   Name of Fund        Similar Objectives    June 30, 2000      Fee Rate       Sub-Adviser)
   ------------      ---------------------   -------------      --------       ------------
                    Loomis Sayles Investment  $43,858,202  .75% on all assets  Subadviser
                    Trust--Loomis Sayles
                    Small Company Value Fund

Loomis Sayles U.S.  None                          N/A      N/A                 N/A
Government Fund

Loomis Sayles       None                          N/A      N/A                 N/A
Worldwide Fund

                                                                      Appendix D

                                                                                       Brokerage   Percentage
                                                   Transfer              Distribution Commissions   of Fund's
                                                  Agency and   Fees for      and       on Fund's      Total
                                                  Shareholder Legal and  Shareholder   Portfolio    Brokerage
                                                   Servicing  Accounting  Servicing   Transactions Commissions
                          Advisory Administrative  Fees Paid   Services  (12b-1) Fees   Paid to      Paid to
                          Fee Paid  Fees Paid to      to       Paid to     Paid to     Advisers'    Advisers'
                             to      Advisers'     Advisers'  Advisers'   Advisers'    Brokerage    Brokerage
      Name of Fund        Adviser    Affiliates   Affiliates  Affiliates  Affiliates   Affiliates  Affiliates
      ------------        -------- -------------- ----------- ---------- ------------ ------------ -----------
Loomis Sayles Aggressive
Growth Fund

Loomis Sayles Bond Fund

Loomis Sayles Core Value
Fund

Loomis Sayles Emerging
Markets Fund

Loomis Sayles Global
Bond Fund

Loomis Sayles Global
Technology Fund

Loomis Sayles Growth
Fund

Loomis Sayles High Yield
Fund

Loomis Sayles
Intermediate Maturity
Fund

Loomis Sayles
International Equity
Fund

                                                                      Appendix D

                                                                                       Brokerage   Percentage
                                                   Transfer              Distribution Commissions   of Fund's
                                                  Agency and   Fees for      and       on Fund's      Total
                                                  Shareholder Legal and  Shareholder   Portfolio    Brokerage
                                                   Servicing  Accounting  Servicing   Transactions Commissions
                          Advisory Administrative  Fees Paid   Services  (12b-1) Fees   Paid to      Paid to
                          Fee Paid  Fees Paid to      to       Paid to     Paid to     Advisers'    Advisers'
                             to      Advisers'     Advisers'  Advisers'   Advisers'    Brokerage    Brokerage
      Name of Fund        Adviser    Affiliates   Affiliates  Affiliates  Affiliates   Affiliates  Affiliates
      ------------        -------- -------------- ----------- ---------- ------------ ------------ -----------
Loomis Sayles Investment
Grade Bond Fund

Loomis Sayles Managed
Bond Fund

Loomis Sayles Mid-Cap
Value Fund

Loomis Sayles Municipal
Bond Fund

Loomis Sayles Research
Fund

Loomis Sayles Short-Term
Bond Fund

Loomis Sayles Small Cap
Value Fund

Loomis Sayles Small Cap
Growth Fund

Loomis Sayles U.S.
Government Fund

Loomis Sayles Worldwide
Fund

                                                                     Appendix E

Shares Outstanding and Entitled to Vote

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of [insert most recent practicable date] was as follows:

                                                          Number
                                                         of Shares
                                                        Outstanding
                                                            and
                                                         Entitled
                                                          to Vote
Name of Fund                                             Per Class
------------                                            -----------


Ownership of Shares

  As of [insert most recent practicable date], the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. [Confirm. If not correct, provide ownership information in the tabular format used below.] As of [insert most recent practicable date], the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

                                                                   Percentage of
                                                         Shares     Outstanding
                                                      Beneficially   Shares of
Fund and Class                                           Owned      Class Owned
--------------                                        ------------ -------------
Fund A
Class 1
[name and address of beneficial owner.] ***..........    [   ]         [   ]

-----------
 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the [1940 Act.]
**  Shares are believed to be held only as nominee.

                                                                     Appendix F

  Trustees or officers of the Funds who are also officers or employees of the Adviser or directors of the Adviser General Partner.

                  Daniel J. Fuss, Trustee and President
                  Robert J. Blanding, Executive Vice President
                  Mark W. Holland, Treasurer
                  Sheila M. Barry, Secretary
                  Mark Baribeau, Vice President
                  Pamela N. Czekanski, Vice President
                  E. John deBeer, Vice President
                  William H. Eigen, Jr., Vice President
                  Christopher R. Ely, Vice President
                  Quentin P. Faulkner, Vice President
                  Philip C. Fine, Vice President
                  Kathleen C. Gaffney, Vice President
                  Joseph G. Gatz, Vice President
                  Dean Gulis, Vice President
                  Martha Hodgman, Vice President
                  John Hyll, Vice President
                  Lauriann Kloppenburg, Vice President
                  Warren Koontz, Vice President
                  Eswar Menon, Vice President
                  Tricia Mills, Vice President
                  Alex Muromcew, Vice President
                  Kent P. Newmark, Vice President
                  Bruce G. Picard, Jr., Vice President
                  Lauren B Pitalis, Vice President
                  Richard D. Skaggs, Vice President
                  David L. Smith, Vice President
                  Daniel J. Thelen, Vice President
                  Sandra Tichenor, Vice President
                  John Tribolet, Vice President
                  Jeffrey W. Wardlow, Vice President
                  Anthony J. Wilkins, Vice President

                                                               SAMPLE PROXY CARD

                          PLEASE VOTE YOUR PROXY TODAY

        Prompt response will save the expense of additional solicitations

1.   VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed
     ------------
     postage paid envelope.
     NOTE: Your proxy is not valid unless it is signed.
           -------------------------------------------

2.   VOTE BY TOUCH-TONE PHONE: Dial __________, enter the CONTROL NUMBER printed
     ------------------------
     on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS
                                                                  -----------
     TOLL- FREE. If you received more than one proxy card, you can vote each
     ----------
     card during the call. Each card has a different control number.

3.   VOTE VIA THE INTERNET: Log on to ______________, enter your CONTROL NUMBER
     ---------------------
     and following the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

4.   VOTE VIA FAX: Sign and date your proxy card and fax BOTH THE FRONT AND THE
     ------------                                        ----------------------
     BACK to _____________.
     ----

                     IF YOU VOTE BY PHONE, FAX OR INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD.


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE ______________
                         OR LOG ON TO ________________]


            Please fold and detach card at perforation before mailing

                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES
                      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON _______, 2000



The undersigned hereby appoints ________________, __________________ and
____________________ and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Loomis Sayles Funds (the "Trust"), on ___________ at _____ [a.m./p.m.] _____time, and any adjournments thereof, all of the shares of each Fund of the Trust that the undersigned would be entitled to vote if personally present.

                    NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                    --------------------------------------------



                    --------------------------------------------

                    Signature(s) (if held jointly)

                    --------------------------------------------
                    Date

           Please fold and detach card at perforation before mailing

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals [___ and ___].

               Please vote by filing in the appropriate box below.


     [1. Approval of a new Advisory Agreement between the Trust on behalf of (Fund Name - see pages __ in the proxy statement) and Loomis, Sayles & Company, I.P.]


                        FOR      AGAINST        ABSTAIN

                        [_]       [_]             [_]